UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                        November 23, 1999

                 Commission File Number: 0-21457

               -----------------------------------

                       MORGAN COOPER, INC.
      (Exact name of registrant as specified in its charter)


Delaware                                               75-2254391
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)               Identification No.)


      214 West 39th Street, #1006, New York, New York 10018
             (Address of principal executive offices)

                          (212) 739-3039
         (Issuer's telephone number, including area code)


                               N/A
       (Former name, former address and former fiscal year,
                  if changed since last report)

Item 7.  Financial Statements and Exhibits.

     On November 23, 1999, the Company filed an 8-K describing a change in control resulting from the Company entering into a Reorganization and Stock Purchase Agreement. Filed herewith are the financial statements, as required by the Securities Exchange Act of 1934. The Accountant's Review Report is prepared by Skwiersky, Alpert & Bressler LLP, and consists of the consolidating balance sheet of Morgan Cooper, Inc. as of November 23, 1999, and the related consolidating statement of operations and (deficit) and consolidated statement of cash flows for the period January 1, 1999, to November 23, 1999.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 12, 2000

                                   MORGAN COOPER, INC.


                                   /s/ Gary Kotler
                                   Chief Financial Officer

                      MORGAN COOPER, INC.
                 (A DEVELOPMENT STAGE COMPANY)

                   ACCOUNTANT'S REVIEW REPORT

                       NOVEMBER 23, 1999

                      MORGAN COOPER, INC.
                 (A DEVELOPMENT STAGE COMPANY)

                       TABLE OF CONTENTS

                       NOVEMBER 23, 1999


                                                       Pages



Accountant's Review Report                             1


Consolidating Balance Sheet                            2


Consolidating Statement of Operations and (Deficit)    3


Consolidated Statement of Cash Flows                   4


Notes to the Consolidating Financial Statements        5   6

                    ACCOUNTANT'S REVIEW REPORT


Morgan Cooper, Inc.
214 West 39th Street
New York, New York 10018

We have reviewed the accompanying consolidating balance sheet of Morgan Cooper, Inc. (A Development Stage Company) as of November 23, 1999, and the related consolidating statement of operations and (deficit) and consolidated statement of cash flows for the period January 1, 1999, to November 23, 1999, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Morgan Cooper, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.


Respectfully submitted,



/s/ Skwiersky, Alpert & Bressler LLP

New York, New York
March 21, 2000

                             MORGAN COOPER, INC.
                        (A DEVELOPMENT STAGE COMPANY)

                          CONSOLIDATING BALANCE SHEET

                              NOVEMBER 23, 1999



                                     ASSETS

                                   Consolidated   MCI            GHIC

Current assets:
  Accounts receivable              $  150,159     $  150,159
  Due from shareholders (Note 2)      200,000        200,000
  Merchandise inventory                88,267         88,267
                                   ----------     ----------
     Total current assets             438,426        438,426

Other asset:
  Security deposit                     11,500         11,500
                                   ----------     ----------

Total assets                       $  449,926     $  449,926
                                   ==========     ==========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Bank overdraft                   $   13,148     $   13,148
  Accounts payable and
   accrued expenses                   192,839        192,839
  Notes payable (Note 3)               35,000         35,000
  Income taxes payable                    380            380
                                   ----------     ----------
     Total liabilities                241,367        241,367

Shareholders' equity (deficit):
  Capital stock (Note 4)                  139              -     $      139
  Additional paid-in capital          565,020        509,060         55,960
  Retained earnings (deficit)        (356,600)      (300,501)       (56,099)
                                   ----------     ----------     ----------

     Total shareholders' equity       208,559        208,559              0
                                   ----------     ----------     ----------

Total liabilities and
 shareholders' equity              $  449,926     $  449,926     $        0
                                   ==========     ==========     ==========


See Accompanying Notes and Accountant's Review Report.


                             MORGAN COOPER, INC.
                        (A DEVELOPMENT STAGE COMPANY)

             CONSOLIDATING STATEMENT OF OPERATIONS AND (DEFICIT)

                    JANUARY 1, 1999, TO NOVEMBER 23, 1999



                                   Consolidated   MCI            GHIC

Net sales                          $  622,230     $  622,230

Cost of goods sold:
  Purchases                           528,417        528,417
  Less merchandise inventory   end     88,267         88,267
                                   ----------     ----------
     Cost of goods sold               440,150        440,150
                                   ----------     ----------

Gross profit                          182,080        182,080

Operating expenses                    533,013        482,201     $   50,812
                                   ----------     ----------     ----------

Net (loss) before taxes              (350,933)      (300,121)       (50,812)

Provision for taxes                       380            380              0
                                   ----------     ----------     ----------

Net (loss)                           (351,313)      (300,501)       (50,812)

(Deficit)   beginning of period        (5,287)             0         (5,287)
                                   ----------     ----------     ----------

(Deficit) - end of period          $ (356,600)    $ (300,501)    $  (56,099)
                                   ==========     ==========     ==========


See Accompanying Notes and Accountant's Review Report.


                          MORGAN COOPER, INC.
                     (A DEVELOPMENT STAGE COMPANY)

                  CONSOLIDATED STATEMENT OF CASH FLOWS

                 JANUARY 1, 1999, TO NOVEMBER 23, 1999

Increase (decrease) in cash:
Cash flows from operating activities:
  Net (loss)                                           $ (351,313)
  Adjustments to reconcile net (loss) to net cash
   (used) by operating activities:
     Changes in assets and liabilities:
       Common stock issued for reorganization
         and settlement expenses                           50,812
       (Increase) in accounts receivable                 (150,159)
       (Increase) in merchandise inventory                (88,267)
       (Increase) in security deposit                     (11,500)
       Increase in accounts payable and
         accrued expenses                                 192,839
       Increase in income taxes payable                       380
                                                       ----------
          Total adjustments                                (5,895)
                                                       ----------
          Net cash (used) by operating activities        (357,208)

Cash flows from financing activities:
  Proceeds from issuance of common stock                    9,060
  Proceeds from additional paid-in capital                300,000
  Proceeds from notes payable                              35,000
                                                       ----------
          Net cash provided by financing activities       344,060
                                                       ----------

Net (decrease) in cash                                    (13,148)

Cash   beginning of period                                      0
                                                       ----------

(Cash overdraft)   end of period                       $  (13,148)
                                                       ==========


There was no cash paid during the period for either interest or income taxes.


See Accompanying Notes and Accountant's Review Report.


                      MORGAN COOPER, INC.
                 (A DEVELOPMENT STAGE COMPANY)

        NOTES TO THE CONSOLIDATING FINANCIAL STATEMENTS

                       NOVEMBER 23, 1999



Note 1 - Description of Development Stage Activities and Summary of Significant Accounting Policies

Description of Development Stage Activities.
Morgan Cooper, Inc. ("MCI") has been in the development stage since its incorporation on August 2, 1999. The company was incorporated under the laws of the State of New York. The company designs and imports ladies' apparel, which will be sold to retailers throughout the country.

Goung Hei Investment Co., Ltd. ("GHIC") was incorporated on October 12, 1988, under the laws of the State of Delaware. The company has been in the development stage and has generated no significant operating revenues and has incurred minimal expenses.

Reorganization and Stock Purchase Agreement.
Pursuant to a Reorganization and Stock Purchase Agreement dated November 18, 1999, GHIC issued 11,637,652 common shares of stock to the shareholders of MCI in exchange for all of the outstanding shares of MCI. This transaction made MCI a wholly owned subsidiary of GHIC. In January 2000, GHIC changed its name to "Morgan Cooper, Inc." As GHIC was a non-operating shell prior to the Reorganization and Stock Purchase Agreement, all references, herein, to the business of the "company" shall mean the business of Morgan Cooper, Inc., the New York entity and wholly owned subsidiary of the Delaware entity formerly known as GHIC.

The outstanding shares of MCI constituted the consideration for the newly issued shares of GHIC.

Basis of Consolidation.
The consolidated financial statements include the accounts of Goung Hei investments Co., Ltd. ("GHIC") and its wholly owned subsidiary, Morgan Cooper, Inc. ("MCI"). All significant intercompany accounts and transactions have been eliminated.

Summary of Significant Accounting Policies.
Cash in banks.
Cash accounts are insured by the Federal Deposit Insurance
Corporation (FDIC) up to $100,000 at each banking institution.

Merchandise inventory.
Merchandise inventory is valued at the lower of cost or market, cost determined on the first-in, first-out (FIFO) basis.

Use of estimates.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Advertising.
Advertising costs are expensed as incurred.

                      MORGAN COOPER, INC.
                 (A DEVELOPMENT STAGE COMPANY)

        NOTES TO THE CONSOLIDATING FINANCIAL STATEMENTS


Note 2    Due from Shareholders

The amount due from shareholders totaling $200,000 represents funds due from individuals who received shares of stock in GHIC on November 18, 1999. These funds were received by the company in December 1999 and January 2000.


Note 3    Notes Payable

This amount represents funds owed to shareholders who deposited monies into the company but where shares of stock have not yet been issued.


Note 4    Capital Stock

The capital stock consists of the following:

                                        GHIC           MCI
     Shares authorized:
          Common                        50,000,000     20,000,000
          Preferred                     10,000,000      1,000,000

     Shares issued and outstanding:
          Common                        13,924,301      9,060,000
          Preferred                              0              0

     Par value:
          Common                        $   .00001     $     .001
          Preferred                         .00001           .001


Note 5 -  Commitments

The company leases office facilities in New York City under a non-cancelable operating lease that expires December 31, 2003. The lease provides for additional rental expenses under various escalation clauses. Rental expense for the period ended November 23, 1999, amounted to $53,509.

The minimum future rental payments under the lease are as follows:


     Year ending December 31,      2000           $  44,800
                                   2001              44,800
                                   2002              44,800
                                   2003              44,800
                                                  ---------
     Thereafter                                   $ 179,200
                                                  =========


Note 6 -  Advertising

Advertising and promotion expenses for the period ended November
23, 1999, totaled $13,228.


Note 7    Subsequent Event

Subsequent to November 23, 1999, the company has received an additional $267,500 in capital contributions.